UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) - August 1, 2005


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         New York                     0-22122                    13-3354896
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(State or other jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


         850 Canal Street, Stamford, Connecticut                    06902
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         (Address of principal executive offices)                 (zip code)


        Registrant's telephone number, including area code - 203-975-3700
                                                             ------------

                                      N/A
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

     Throughout this Current Report on Form 8-K, the terms "we," "us," "our" and "our company" refer to MTM Technologies, Inc. (formerly, Micros-to-Mainframes, Inc.) and, unless the context indicates otherwise, our subsidiaries on a consolidated basis.

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

(1)  Amended and Restated Shareholders' Agreement
     --------------------------------------------

     On August 1, 2005 we entered into an amended and restated shareholders' agreement (the "Amended and Restated Shareholders' Agreement"). The amendment was made to reflect the extension of the lock-up period with respect to one of the principal shareholders. The description of the Amended and Restated Shareholders' Agreement set forth above is qualified in its entirety by reference to the terms of the Amended and Restated Shareholders' Agreement attached hereto as Exhibit 10.1.

(2)  Amended and Restated Registration Rights Agreement
     --------------------------------------------------

     On August 1, 2005 we entered into an amended and restated registration rights agreement (the "Amended and Restated Registration Rights Agreement"). The amendment was made to grant certain registration rights with respect to MTM's common stock, par value $.001 per share (the "Common Stock"), to a shareholder of MTM. The description of the Amended and Restated Registration Rights Agreement set forth above is qualified in its entirety by reference to the terms of the Amended and Restated Registration Rights Agreement attached hereto as
Exhibit 10.2.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 10.1   Amended and Restated Shareholders' Agreement.

     Exhibit 10.2   Amended and Restated Registration Rights Agreement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MTM TECHNOLOGIES, INC.
                                         ----------------------
                                         (Registrant)


                                         By: /s/ Francis J. Alfano
                                            ----------------------------
                                            Francis J. Alfano,
                                            Chief Executive Officer


August 4, 2005


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


                                  EXHIBIT INDEX

EXHIBIT
-------

Exhibit 10.1   Amended and Restated Shareholders' Agreement.

Exhibit 10.2   Amended and Restated Registration Rights Agreement


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